UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011 (November 30, 2010)

NOVATEL WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31659	86-0824673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 812-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 1, 2010, Novatel Wireless, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated November 30, 2010 (the “Form 8-K”), in connection with the Company’s acquisition (the “Merger”) of Enfora, Inc. (“Enfora”). This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present certain financial statements of Enfora, Inc. and certain unaudited pro forma financial information of the Company in connection with the Merger.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited historical financial statements of Enfora as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and the unaudited historical financial statements of Enfora as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company for the year ended December 31, 2009 and as of and for the nine months ended September 30, 2010, which have been prepared to give effect to the Merger and other related transactions, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 5, 2010, by and between Novatel Wireless, Inc., England Acquisition Corp. and Enfora, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 10, 2010)

23.1	Consent of Grant Thornton LLP

99.1	Historical financial statements of Enfora, Inc.

99.2	Unaudited pro forma combined condensed financial information of Novatel Wireless, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATEL WIRELESS, INC.

By:	/S/ KENNETH LEDDON
Kenneth Leddon
Senior Vice President and Chief Financial Officer

Date: February 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 5, 2010, by and between Novatel Wireless, Inc., England Acquisition Corp. and Enfora, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 10, 2010)

23.1	Consent of Grant Thornton LLP

99.1	Historical financial statements of Enfora, Inc.

99.2	Unaudited pro forma combined condensed financial information of Novatel Wireless, Inc.